Exhibit 24.2

                          ADDITIONAL POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signature appears below constitutes and appoints Thomas Summer and Thomas Roberts each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Allberry, Inc., BRL Hardy Investments
(USA) Inc., BRL Hardy (USA) Inc., Canandaigua Wine Company, Inc., Cloud Peak Corporation, Franciscan Vineyards, Inc., M.J. Lewis Corp., Mt. Veeder Corporation, Nobilo Holdings, and/or Pacific Wine Partners LLC) to sign Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 of Constellation Brands, Inc. (File No. 333-110718) (the "Registration Statement") and of the several subsidiary guarantors signatory thereto, any or all further amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 19th day of August, 2004.

BRL HARDY INVESTMENTS (USA) INC.:
---------------------------------

/s/ Perry Humphrey                        President
---------------------------
Perry Humphrey

/s/ Thomas S. Summer                      Vice President and Treasurer
---------------------------
Thomas S. Summer

/s/ Richard Sands                         Director
---------------------------
Richard Sands

/s/ Robert Sands                          Director
---------------------------
Robert Sands

BRL HARDY (USA) INC.:
---------------------

/s/ Benjamin M. Dollard                   President and Secretary
---------------------------
Benjamin M. Dollard

/s/ Thomas S. Summer                      Vice President
---------------------------
Thomas S. Summer

/s/ Richard Sands                         Director
---------------------------
Richard Sands

/s/ Robert Sands                          Director
---------------------------
Robert Sands

NOBILO HOLDINGS:
----------------

/s/ Robert Sands                          Chief Executive Officer and a Director
---------------------------
Robert Sands

/s/ Thomas S. Summer                      Chief Financial Officer and a Director
---------------------------
Thomas S. Summer

/s/ Paul Hetterich                        Director
---------------------------
Paul Hetterich

/s/ Joseph Stanton                        Director
---------------------------
Joseph Stanton


PACIFIC WINE PARTNERS LLC:
--------------------------


/s/ Jose Fernandez                        Chief Executive Officer
---------------------------
Jose Fernandez

/s/ Thomas S. Summer                      Vice President and Treasurer
---------------------------
Thomas S. Summer

/s/ Richard Sands                         Director
---------------------------
Richard Sands

/s/ Robert Sands                          Director
---------------------------
Robert Sands


CANANDAIGUA WINE COMPANY, INC:
------------------------------

/s/ Jose Fernandez                        President and Chief Executive Officer
---------------------------
Jose Fernandez


FRANCISCAN VINEYARDS, INC.:
---------------------------

/s/ Jon Moramarco                         President and Chief Executive Officer
Jon Moramarco


CLOUD PEAK CORPORATION:
-----------------------

/s/ Jon Moramarco                         President and Chief Executive Officer
---------------------------
Jon Moramarco

ALLBERRY, INC.:
---------------

/s/ Jon Moramarco                         President and Chief Executive Officer
---------------------------
Jon Moramarco


M.J. LEWIS CORP.:

/s/ Jon Moramarco                         President
---------------------------
Jon Moramarco


MT. VEEDER CORPORATION:
-----------------------

/s/ Jon Moramarco                         President
---------------------------
Jon Moramarco

                          ADDITIONAL POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose signature appears below constitutes and appoints Thomas Summer and Thomas Roberts each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Constellation Trading Company, Inc.) to sign Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 of Constellation Brands, Inc. (File No. 333-110718) (the "Registration Statement") and of the several subsidiary guarantors signatory thereto, any or all further amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 19th day of August, 2004.



CONSTELLATION TRADING COMPANY, INC.:
------------------------------------


/s/ Perry Humphrey                        President
---------------------------
Perry Humphrey

/s/ Thomas S. Summer                      Vice President and Treasurer
---------------------------
Thomas S. Summer

/s/ Richard Sands                         Director
---------------------------
Richard Sands

/s/ Robert Sands                          Director
---------------------------
Robert Sands